UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 27, 2005

ZYGO CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12944	06-0964500
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Laurel Brook Road, Middlefield, CT	06455-0448
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 347-8506

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2005, Zygo Corporation announced its financial results for the first quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1	Zygo Corporation Earnings Press Release, dated October 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: October 27, 2005	By:	/s/ J. Bruce Robinson
Name: J. Bruce Robinson Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release, dated October 27, 2005, issued by Zygo Corporation announcing its financial results for the first quarter ended September 30, 2005.